UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2011

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On September 8, 2011, the United States District Court for the District of Idaho approved the Consent Decree which settles environmental litigation and related claims involving Hecla Limited (the “Company”) pertaining to historic releases of mining wastes in the Coeur d’Alene Basin.  A copy of the Consent Decree was filed as Exhibit 10.1 to our Current Report on Form 8-K filed on June 14, 2011, and is incorporated herein by reference.

Under the terms of the Consent Decree, the Company is obligated to make the following payments:

•
$102 million of cash, $55.5 million of cash or Hecla Mining Company (“Hecla”) common stock, and approximately $9.5 million in proceeds from Series 3 Warrants received by Hecla through April 12, 2011, and referred to below, all payable 30 days after the Court’s entry of the Consent Decree;

•	$25 million of cash 30 days after the first anniversary of entry of the Consent Decree;

•	$15 million of cash 30 days after the second anniversary of entry of the Consent Decree; and

•
Approximately $56.4 million by August 2014, as quarterly payments of the proceeds from the exercise of any outstanding Series 1 and 3 Warrants (which have an exercise price of between $2.45 and $2.50 per share) during the quarter, with the remaining balance, if any, due in August 2014.

The foregoing payments of $25 million, $15 million, and $56.4 million require third party surety, for which the Company has made arrangements.  Further, between April 15, 2011 and June 13, 2011 (the date the Consent Decree was lodged with the Court), $197.5 million of the foregoing payments accrued interest at the annual rate of 3.25%, totaling $1,069,792 of interest owed by the Company.  Finally, the $25 million and $15 million payments accrue interest from entry of the Consent Decree, until payment at the Superfund rate (currently 0.69%).

A news release announcing the Order entering the Consent Decree is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 and in Exhibit 10.1 is incorporated herein by reference.

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Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

10.1	Consent Decree (Filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K filed on June 14, 2011, (File No. 1-8491), and incorporated herein by reference.

99.1	News Release, dated September 9, 2011 *

____________________
*           Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

	By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel
Dated: September 9, 2011

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